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                                                   EXHIBIT 23.1
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                                                        EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 33-46886 and 33-56878) of Conner Peripherals, Inc. of our report dated January 11, 1995, appearing on page 39 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-2 of this Form 10-K.

/s/ PRICE  WATERHOUSE  LLP

Price Waterhouse LLP
San Jose, CA
March 27, 1995